Exhibit 10.2

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.
INTERNAP
Internap Master Services Agreement
This Internap Master Services Agreement (the “Agreement”) is entered into by and between Gomez, Inc., a Delaware corporation with its principal place of business at 610 Lincoln Street, Waltham, MA (“Customer”) and Internap Network Services Corporation, including its affiliates and subsidiaries, a Delaware corporation with its principal place of business at 250 Williams Street, Suite E-100, Atlanta, GA 30303 (“Internap”), with an Effective Date of October 14, 2003 (“Effective Date”). In addition to the terms and conditions of this Agreement, the following attached documents are deemed part of this Agreement, in addition to any other attachments agreed to and executed by the Parties incorporating the terms set forth herein: Sales Order Form (including all such forms executed hereafter by Customer for Services (defined below) under this Agreement (together, the “Sales Order Form”)) — Attachment A: applicable Service Level Agreement — Attachment B, Both Internap and Customer are referred to herein individually as a “Party” and collectively as the “Parties.”
The terms in the Sales Order Forms related to the actual rates to be charged and the Services to be performed thereunder shall control as to the engagement described in that Sales Order Form, but additional legal terms may only be added by Amendment to this Internap Master Services Agreement even if they are to apply only to one Sales Order Form. The terms and conditions set forth in this Agreement and in any Sales Order Form hereunder shall control in the event that there are different or additional terms set forth in any other purchase order submitted by Customer or acceptance form or invoice issued by Internap.
1. Services. Customer agrees to purchase the Internet connectivity services, colocation services, firewall services, and any other services offered by Internap to Customer described in the attached Sales Order Form or any subsequent Sales Order Form (the “Servicer”). Internap agrees to provide such Services in accordance with the applicable Service Level Agreement (“SLA”).
2. Customer Obligations.
2.1 Customer shall, at its own expense, provide all necessary preparations required to connect to the Services and comply with Internap’s installation and maintenance specifications for delivery of the Services. Customer shall be responsible for the costs of any relocation or removal of connectivity that results from Customer’s actions in addition to the costs for the original circuit until such time as the relocated circuit is active. Additionally, Customer shall provide Internap or its agents with reasonable access to Customer’s premises to perform any acts required under this Agreement.
2.2 Unless otherwise agreed in writing by an authorized representative of each Party, if Customer provides its own router in conjunction with the Services (e.g., a remote frame relay or private line connection from Customer’s premises to an Internap facility), then Customer is fully responsible for the installation, maintenance and configuration of such Customer-provided router. Subject to Internap’s approval, Customer is required to use a router capable of: (i) dealing with a full Internet routing table; (ii) speaking BGP4 in compliance with the current Internet RFC; (iii) receiving standard BGP communities; and (iv) using such communities to effect Internap’s routing policy.
2.3 If Customer multihomes to the Internap network, Customer will implement Internap’s Diversity Plus service or another multihoming configuration to any Internap and Customer.
2.4 Customer shall be responsible for all hardware, software, cabling, services and components not provided by Internap, including the selection, use compatibility, monitoring, support and troubleshooting thereof. If such items impair Customer’s use of the Services, Customer shall remain liable for payment to Internap for the Services. Upon notice from Internap that any such component causes or is likely to cause a hazard, interference or obstruction of the Services. Customer shall eliminate such item promptly, and Internap may disconnect the Services immediately until such elimination occurs. Internap shall not be responsible: (a) for the installation, operation, management or maintenance of any hardware, software, cabling or services not provided by Internap in connection with the Services; (b) if any changes in the Services cause hardware, software, configurations, cabling or services not provided by Internap to become obsolete or to require modification; (c) if any modification or configuration performed by Customer of Internap or Customer provided equipment impairs the performance of Services hereunder; or (d) for the performance or availability of third party services or facilities provided hereunder.
2.5 In accordance with Internap’s and any other relevant equipment manufacturer’s specifications, Customer shall maintain a suitable environment for any

Internap equipment housed on Customer’s premises and/or on premises rented by Customer or under its control. Customer shall be liable for any and all damages to Internap-owned or leased property that may be located on such premises, excluding reasonable wear and tear.
3. Colocation Services.
3.1 Customer may, pursuant to and as described in a particular Sales Order Form, desire to sublease from Internap certain space (the “Space”) to locate certain equipment (the “Equipment”).
3.2 Customer shall use the Space solely for the location and operation of the Equipment. Customer shall not connect or interconnect the Equipment with any other equipment or services of any third party without Internap’s prior written consent. Except as set forth in the applicable SLA, the Space is accepted “AS IS” by Customer and Internap makes no representation or warranty as to the fitness of the Space for Customer’s intended use. Subject to Customer’s compliance with all applicable clearance and authorization procedures, access to the Space shall be available twenty-four hours per day, seven days per week, but shall be limited to those employees of Customer identified to and approved by Internap in writing. If any employee of Customer causes any damage or threat of damage to any equipment, individuals or the Space, in Internap’s sole discretion, Internap may rescind such employee’s right to access to the Space. Internap shall have the right to access the Space at any time for any purpose. Internap shall have the authority (without subjecting Internap to any liability related thereto) to suspend Customer’s operations in and around the Space if, in Internap’s sole discretion, there arises any hazardous condition, unsafe practice or emergency situation. Internap may, upon reasonable notice, require Customer to relocate the Equipment to another space; provided, however, that such other space shall afford reasonably comparable access, environmental conditions and facilities. All reasonable costs of relocating the Equipment in the above circumstance shall be born by Internap.
3.3 Neither Customer nor its agents or contractors shall make any alterations or improvements to the Space prior to submitting all plans and specifications for such Improvements to Internap and receiving Internap’s prior written consent. All fixtures, alterations, improvements and/or appurtenances attached to or built into, on or about the Space shall be and remain part of the Space and shall not be removed by Customer (unless otherwise directed by Internap). Upon termination, expiration or cancellation of any sublease hereunder, except for alterations as described herein, Customer shall return the Space to the manner in which it existed upon commencement of the sublease, reasonable wear and tear excepted. Customer shall be liable for all damage to the Space, including all costs and expenses required to return the Space to its original condition.
3.4 Customer shall take all actions reasonably necessary to comply with the requirements of any underlying agreement or instrument related to or encumbering the Space upon notice of such requirements. Customer, its employees, agents and contractors shall abide by all applicable laws, regulations, tariffs, rules and policies related to the Space. In the event that any underlying agreement or instrument terminates, the Sales Order Form for Customer’s collocation of the Space shall automatically terminate and any Services provided in connection with the Space shall also terminate and Internap shall not be liable for any damages related thereto.
3.5 To secure the payment of the Fees due under this Agreement, Customer hereby grants to Internap a continuing security interest in and lien upon the Equipment. In the event that Customer fails to pay Internap all undisputed amounts owed under this Agreement when due, Customer agrees that, upon deliver of written notice to Customer and a reasonable period to cure, Internap may (a) restrict Customer’s physical access to the Space and Equipment; and/or (b) take possession of the Equipment and store it, at Customer’s expense, and exercise all remedies available under applicable law, all without being liable for prosecution or for damages.
4. Fees and Payment.
4.1 Customer shall pay and fees and charges set forth in the applicable Sales Order Form, which shall include the costs of third party services or products, including increases thereto (collectively, the “Fees”). Fees shall be invoiced together with any applicable sales, use or other taxes at the beginning of each month during which the Services are to be provided or at the end of the month if the Services are usage based. If a Sales Order Form indicates a minimum usage amount, such minimum usage fee shall be billed at the beginning of each month during the Term of the applicable Sales Order Form. Fees and all applicable taxes shall be paid to Internap at its address first above written or at such other place as Internap may designate in writing. Payments are due net thirty (30) days from the date of Internap’s invoice and are subject to late charges thereafter, calculated at the lesser of 1.5% interest per month or the maximum rate permitted by law. Internap may suspend performance or provision of the Services, terminate this Agreement or suspend payment of credits due Customer under the applicable SLA for late or nonpayment of Fees and Customer shall be liable for any attorneys or collection agency fees incurred by Internap in connection therewith. If Customer is delinquent in its payments, Internap may, upon written notice to Customer, modify the payment terms to require full payment before the further provision of any Services or require other assurance to secure Customer’s payment obligations hereunder. Customer shall furnish financial Information to Internap as Internap may, from time to time, reasonable request. Such information shall be deemed Confidential Information as defined herein. Any Services upgrades requested by customer may result in additional fees or other charges. Except as otherwise stated in a particular Sales Order Form for the Services performed thereunder, Internap reserves the right to change the Services it offers to its customers generally and the related rates at any time.
4.2 Customer is responsible for any taxes, duties, fees or surcharges that are imposed or authorized by regulatory and governmental entitles, including but not limited to sales, use, gross receipts taxes, surcharges, franchise fees, occupational excise, universal service (state and federal) taxes and surcharges and shall pay to Internap or reimburse Internap for amounts paid by Internap relating to Services provided to Customer.
4.3 Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
4.4 Billing shall be provided to Customer through online access to Internap’s secure website. If Customer requests that Internap send a print copy of an invoice, Customer shall be responsible for payment of an additional fee for such documentation.
4.5 If Customer’s Service is disconnected due to nonpayment or late payment by Customer, Customer shall be responsible for all costs incurred by Internap resulting from such disconnection in addition to payment for any free months of Service received by Customer. Additionally, if Customer requests the restoration of the Services, Customer shall be responsible for an additional fee for such restoration.
5. License Grant.
5.1 Grants of Rights. Upon payment of all applicable Fees and subject to the terms and conditions of this Agreement, Internap grants Customer the nonexclusive, non-transferable right to use the Services and to view the performance data generated and complied from Internap’s technology and Services hereunder for the term set forth in the applicable Sales Order Form solely for Customer’s own Internap business operations.
5.2 Conditions and Restrictions. Other than those rights expressly granted herein, Internap grants to Customer no other rights to the Services, express or implied, and Internap reserves all rights in the Services not expressly granted herein. Customer agrees that it shall not, nor shall it permit others to: (a) alter, adjust, repair or circumvent any aspect of the Services; (b) copy, modify, decompile, reverse engineer or disassemble the performance data or any part thereof, Internap’s proprietary technology or the Services provided hereunder; (c) use or allow the use by Customer personnel or third party agents or representatives of, the Services or performance data for the development or modification of new or existing Customer or third party product lines, analysis reports or for public release; or (d) resell, pass-through, sublicense, rent, lease, timeshare or rebrand the Services or otherwise provided the Services to any party not within Customer’s enterprise and related personnel. Additionally, Customer shall not use, nor shall it permit others to use the Services: (a) for any unlawful, invasive, infringing, defamatory, fraudulent or obscene purpose; (b) to send unsolicited, bulk email of any kind, regardless of the content or nature of such messages, post the same or similar message to one or more newsgroups or host or accept bulk replies from such unsolicited email; (c) to forge IP address information or mail headers; (d) to send any virus, worm, trojan horse or harmful code or attachment; (e) to alter, steal, corrupt, disable, destroy, trespass or violate any security or encryption of any computer file, database or network; (f) so as to interfere with the use of the Internap or connectivity partner network by other customers or authorized users; or (g) in violation of the acceptable use policies of Internap’s service providers, including its backbone providers. If Customer, or a third party through Customer, violates any of the foregoing prohibitions, Internap may immediately suspend the Services and/or terminate this Agreement without further liability or obligation to Internap.
6. Intellectual Property Rights. Internap reserves all rights not expressly granted herein. Without limiting the generality of the foregoing, Customer acknowledges and agrees that, subject to the license grant set forth in Section 5, Internap owns all right, title and interest in and to the specifications, technology, configurations, routing data and performance data related to the Services, including but not limited to any and all modifications and derivative works thereto. Additionally, subject to the license grant set forth in Section 5, Internap owns all right, title and interest in and to the specifications, technology, configurations, routing data and performance data related to the Services, including but not limited to any and all modifications and derivative works thereto. Additionally, subject to the license grant set forth in Section 5, Internap has all rights to the IP addresses provided hereunder.
7. Term and Termination.
7.1 Term. The term of this Agreement (“Term”) shall commence upon Services billing (as described in Section 4) of the initial Sales Order Form and shall remain in effect perpetually unless terminated as provided hereunder. The term of each Sales Order Form shall commence upon Services billing and shall remain in effect for the period set forth in such Sales Order Form.
7.2 Termination Other Than for Cause. Either Party may terminate this Agreement or any Sales Order Form hereunder by providing written notice to the other Party at least thirty (30) days prior to the requested termination date; provided, however, that such termination shall not affect Customer’s or Internap’s obligations hereunder, including Customer’s payment of Fees for all Services rendered prior to termination and payment of all applicable Termination and Cancellation Fees, and Internap’s provision of Services through the termination date.
7.3 Termination for Cause. Either Party may terminate this Agreement or any Sales Order Form hereunder upon written notice if: (a) the other Party materially breaches this Agreement or the applicable Sales Order Form and fails to cure such breach within thirty (30) days following receipt of notice of such breach; (b) the other Party fails to function as a going concern or operate in the ordinary course; (o) there is an assignment by the other Party for the benefit of creditors; (d) there is a voluntary or involuntary bankruptcy filing by or against the other Party; or (e) the other Party breaches the confidentiality restrictions in Section B. The Parties agree that Customer’s sole remedy under the applicable SLA is the provision of credits thereunder, and such remedy may be provided in the period set forth in the applicable SLA. Failure to provide credits within the thirty (30) days set forth in (a) above shall not be deemed a failure to cure as set forth herein.
7.4 Termination Fees. Except where early termination occurs due to force majeure or termination by Customer for Cause, if Customer terminates this Agreement or a particular Sales Order Form prior to the end of the Term (as set forth in the particular Sales Order Form), Customer shall pay all costs incurred by Internap through the lease of equipment and/or the management of Internap or Customer Provided Equipment in addition to all amounts then due and unpaid plus the amount Customer would otherwise have had to pay to Internap over the remainder of the Term of the terminated Sales Order Form, or over the remainder of the Term for each current Sales Order Form if Customer is terminating this Agreement (the “Termination Fee”), calculated based on the remaining number of months of the Term, at a monthly rate based on the greater of (i) the monthly average billings hereunder during the Term and (ii) the minimum monthly billing tier amount. Customer agrees to pay any Termination Fee within ten (10) days of the termination date. Customer acknowledges that such Termination Fee is not a penalty but is in the nature of liquidated damages.
7.5 Cancellation Fees. If Customer terminates or cancels this Agreement or a Sales Order Form prior to activation of the port circuit at the Internap or connectivity partner service point, Customer shall be liable for all costs incurred by Internap through the date of Internap’s receipt of Customer’s written notice of cancellation (the “Cancellation Fee”). Customer agrees to pay any Cancellation Fee within ten (10) days of the cancellation date.
7.6 Effect of Termination. Termination of this Agreement or any Sales Order Form shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Customer of its obligation to pay all fees that have accrued or are otherwise owed by Customer, including Termination and Cancellation Fees. Upon expiration or termination of this Agreement or any Sales Order Form: (i) the rights granted to Customer under this Agreement or the particular Sales Order Form will cease immediately upon the effective date of such termination and be of no further force or effect; (ii) each party will promptly destroy or return to the other party all Confidential Information belonging to such party and certify in writing to the other party that all such Confidential Information has been so destroyed or returned; (iii) Customer shall immediately surrender to Internap, in its original condition, all equipment or other property owned or leased by Internap, including any IP space, that has been provided to Customer, and Internap or its agents shall have the right to take immediate possession of such equipment and, for such purpose, enter Customer’s premises where such equipment is located, free from all claims by Customer; and (iv) if Customer has Equipment on Internap’s property, Customer shall promptly remove all Equipment and other property as directed by Internap and restore the Space to its prior condition. Any Equipment or other property not so removed by Customer may be removed and disposed of by Internap and Customer shall be liable for the cost of removal, disposal and restoration of the Space to its original condition. If Customer does not return all Internap property in its original condition, in Internap’s sole discretion, reasonable wear and tear excepted, Customer shall be responsible for the replacement value of such property. Upon expiration or termination of this Agreement, the following Sections will continue and survive in full force and effect: 1-6, 7.4, 7.5, 7.6, B, 9-12.

8. Confidentiality. In connection with this Agreement, the Parties might obtain Information of the other Party which is confidential or proprietary in nature (“Confidential Information”). Such Confidential Information shall include, without limitation: (a) any specifications, protocols, router configuration syntax and routing data and tables related to Internap’s P-NAP facilities, ASsimilator technology and network services, in addition to any performance data collected and compiled by Internap as a result of such technology and services; (b) any processes, methods, ideas, techniques, drawings, works of authorship, SLA, inventions, know-how, software, algorithms and formulae related to the products or services of either Party; (c) information concerning research, development, financials, procurement, customer lists, investors, employees, third party relationships, forecasts, future product plans and marketing plans of either Party; (d) any other information or material that is proprietary to either Party; and (e) any other information that is marked confidential, restricted, proprietary or with a similar designation. Such information shall be deemed Confidential Information, whether or not described as such at the time of communication. The Parties agree: (i) to take all reasonable steps necessary to maintain the confidentiality of any such Confidential Information and not to disclose such Confidential Information without the other Party’s prior written consent; (ii) to not use or copy any Confidential Information for any purpose other than in direct furtherance of the purposes of this Agreement; and (iii) that their obligations under this Section 8 shall survive the termination of this Agreement for a period of three (3) years. Notwithstanding the foregoing, each Party’s confidentiality obligations shall not apply to the extent that disclosed Confidential Information: (1) is already known to the other Party without an obligation of confidentiality; (2) becomes publicly available through no fault of the other Party; (3) is received from a third party rightfully and without restriction; (4) is independently developed without exposure to or use of the Confidential Information; or (5) is required to be disclosed by law, provided the disclosing Party is provided reasonable notice prior to the disclosure and the non-disclosing Party has made a reasonable effort to quash the legal requirement or otherwise prevent disclosure of its Confidential Information through legal means. The terms and conditions of this Agreement shall be deemed to be Confidential Information except that Internap may disclose and list Customer as a customer of the Services in connection with Internap’s advertising, publicity and promotion of the Services.
9. Warranty and Disclaimer.
9.1 Subject to the limitations contained herein, Internap warrants that its proprietary P-NAP facilities and ASsimilator technology in the Services will, in all material respects, conform to the requirements of the applicable SLA.
9.2 Customer’s sole and exclusive remedy and Internap’s entire liability for such breach of the above warranty or any claim related to the Services shall be repair, replacement or crediting of the Services in accordance with the applicable SLA. For equipment provided by Internap under the Customer Premise Equipment program, Internap’s responsibility and any representation or warranty, is hereby expressly disclaimed, whether express or implied, to the maximum amount allowed by law.
9.3 WITH RESPECT TO THE SERVICES, ANY EQUIPMENT AND/OR THE SUBJECT MATTER OF THIS AGREEMENT, THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY. FITNESS FOR A PARTICULAR PURPOSE. QUALITY OF SERVICE, TITLE, AND NON-INFRINGEMENT, ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED TO THE MAXIMUM EXTENT ALLOWED BY LAW.
10. Limitation of Liability. Under no circumstances shall Internap be liable, either in contract, tort, warranty, strict liability, negligence or under any statute, regulation or any other theory for: (a) unauthorized access, alteration, theft, corruption, or destruction of or to Customer’s or its customers, and user’s or business partner’s computer files, databases, network, transmission facilities or equipment; or (b) the content accuracy or quality of the data transmitted through the Services. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT OR ANY SALES ORDER FORM SHALL BE LIMITED TO SIX MONTHS OF FEES PAID BY CUSTOMER TO INTERNAP UNDER THE SALES ORDER FORM UNDER WHICH THE LIABILITY ARISES, EXCEPT THAT IN THE CASE OF CUSTOMER’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11 NO SUCH LIMIT WILL APPLY. EXCEPT IN THE CASE OF CUSTOMER’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11 HEREIN, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY THIRD PARTY CLAIM OR FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES OF ANY NATURE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY BREACH THEREOF, OF ANY NATURE WHATSOEVER (INCLUDING WITHOUT LIMITATION LOSS OF PROFITS, DATA, BUSINESS OR GOODWILL), REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT,

TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF WARRANTIES, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, AND EVEN IF ADVISED OF THE LIKELIHOOD OF SUCH DAMAGES,
11. Indemnity. Customer will Indemnify and hold Internap harmless from and against all loss, liability, damage and expense, including reasonable attorneys fees, caused by Customer’s officers, employees, agents, vendors, partners or contractors arising from claims or demands: (a) for damages to property or for injury or death to persons, including without limitation any disability, death or Worker’s Compensation benefits; (b) arising from data transmitted, received or stored on or over Internap’s network by or through Customer; (c) for any damages or loss incurred directly by Internap as a result of a failure or modification of any Customer Provided Equipment installed within Internap’s facilities or on Customer’s premises, even when such Customer Provided Equipment was installed with the permission or assistance of Internap; (d) of infringement of a third party’s proprietary rights based on any information, materials or access to property provided by Customer; or (e) relating to the use by Customer or any end user of Customer of any Services provided under this Agreement.
12. General Provisions.
12.1 Equitable Remedies. The Parties acknowledge that any threatened or actual breach of a Party’s Intellectual Property Rights, Confidential Information and other proprietary rights by the other Party will constitute immediate, irreparable harm, for which equitable remedies may be awarded by a court of competent jurisdiction.
12.2 Severability and Waiver. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force. The waiver by either Party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Internap’s proprietary rights, no action, regardless of form, arising out of this Agreement may be brought by either Party more than one year after the cause of action has accrued.
12.3 Assignment. Neither this Agreement nor any rights granted hereunder may be sold, leased, assigned, or otherwise transferred, in whole or in part, by either Party, and any such attempted assignment shall be void and of no effect, without the advance written consent of the other Party, such consent not to be unreasonably withheld or delayed; provided, however, that such consent shall not be required if either Party assigns this Agreement to a wholly owned subsidiary or in connection with a merger, acquisition or sale of all or substantially all of its assets, unless the surviving entity is a direct competitor of the other Party.
12.4 Force Majeure. Neither Party shall be liable for any delay or failure in performance due to war, acts of terror, riots, embargoes, strikes, accidents, fire, acts of God, supplier or vendor failure, outage or malfunction of local or longhaul telecommunications services, utility outage or other occurrence beyond such Party’s direct control (each, a “Force Majeure Event”). The non-performing Party shall notify the other Party of a Force Majeure Event, and if a Force Majeure Event continues for more than sixty (60) days, Internap or Customer may cancel this Agreement with no further liability (except for any amounts due and not paid by Customer) as a result of such Force Majeure Event.
12.5 Attorney’s Fees. The prevailing party in any action to enforce the terms of this Agreement will be entitled to reasonable attorneys’ fees and other costs and expenses incurred by it in connection with such action.
12.6 Successors and Assigns. All provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the respective successors and permitted assigns of Internap and Customer.
12.7 Notices. All notices required to be sent hereunder shall be in writing and shall be deemed to have been given upon (i) the date sent by confirmed facsimile, (ii) on the date it was delivered by courier, or (iii) if by certified mail return receipt requested, on the date received, to the addresses set forth above and to the attention of the signatories of this Agreement and the relevant Sales Order Form, or to such other address or Individual as the parties may specify from time to time by written notice to the other Party.
12.8 Insurance. During the Term of this Agreement, each party will maintain, at its own expense, commercial general liability insurance with policy limits of not less than One Million Dollars (US $1,000,000.00) per occurrence. All such policies of Customer shall name Internap, its parent, subsidiaries and affiliated companies as additional insured therein. Customer’s Insurance shall be primary over Internap’s insurance. Customer agrees to waive and to require its insurers to waive any rights of subrogation or recovery they may have against Internap, its agents, officers, directors and employees.
12.9 Governing Law. This Agreement and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of Delaware.
12.10 VPN. Sales of VPN Services and the related equipment must comply with all U.S. Commerce

Department regulations and U.S. State Department restrictions. Certain hardware encryption products may not be exported to certain countries, or may be exported only with individual licenses, Software that contains DES data and/or encryption technology may not be exported outside the United States. Customer is solely responsible for determining compliance and obtaining all required approvals to facilitate the export of any VPN equipment to endpoints outside the United States except as expressly set forth in the Sales Order Form.
12.11 Entire Agreement. This Agreement is the entire and complete Agreement between the Parties with respect to the Services and subject matter hereof and supersedes any prior or contemporaneous agreements or understandings between the Parties, whether written or oral, and may not be modified in any way unless in writing, signed and dated by the duly authorized representatives of the Parties. No other act, document, usage or custom shall be deemed to amend or modify this Agreement.
In Witness Whereof, the Parties hereto have executed this Agreement on and as of the day and year first above written.

Internap Network Services Corporation:			Customer:

By:	/s/ John P. Holland		By:	/s/ Brian B. Thomas

	Title:	Market Manager		Title:	V.P. Network Operations
	Printed Name: John P. Holland			Printed Name: Brian B. Thomas

INTERNAP™	SALES ORDER # 00920000133

Company Name:	Gomez Advisors		Customer PO:
Company Address:	55 Old Bedford Rd	Billing Address:	same as company address

Lincoln, MA 01773
Technical Contact:	Victor Alba	Billing Contact:	*please enter* Ken George
Phone:	781-257-2000	Phone:	781-257-2040
Email:	valba@gomez.com	Email:	KGEORGE@GOMEZ.COM
Fax:	781-257-2561	Fax:	781-257-2540
Additional Service

					Recurring	Recurring
Item	Quantity	Service Description	Fees	Total	Fees	Total

[**]	[**]	[**]	[**]	[**]	[**]	[**]

TOTAL, not including usage-based pricing below				[**]		[**]

Telco Quote Date:

No Telco Selected					[**]

				[**]	[**]	[**]
Telco quote expires in 30 days

[**]

Customer Requested Date: 10/15/00 Standard Install Interval: 25 Business Days			PNAP Location: BSN Somerville Mass

Balances are due Net 30 InterNAP part charges begin when the electric is activated Telco Charges and secondary services will be billed upon delivery			2 Year

THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED ABOVE AND BY THE ATTACHED GENERAL TERMS AND CONDITIONS.

/s/ illegible	8/31/00

Authorized customer signature	date

INTERNAP Regional Vice President	date

INTERNAL USE ONLY

account executive:	technical consultant:	customer account specialist:	approval level required:
Maura Moh	Adam Shore	Dilaila Maldonado	Regional VP

INTERNAP™	SALES ORDER # 00920000144

Company Name:	Gomez Advisors		Customer PO:
Company Address:	55 Old Bedford Rd	Billing Address:	same as company address

Lincoln, MA 01773
Technical Contact:	Victor Alba	Billing Contact:
Phone:	781-257-2061	Phone:
Email:	valba@gomez.com	Email:
Fax:	781-257-2561	Fax:
Additional Service

					Recurring	Recurring
Item	Quantity	Service Description	Fees	Total	Fees	Total

[**]	[**]	[**]	[**]	[**]	[**]	[**]

TOTAL, not including usage-based pricing below				[**]		[**]

Telco Quote Date:

No Telco Selected					[**]

				[**]	[**]	[**]
Telco quote expires in 30 days

[**]

Customer Requested Date: 11/15/00 Standard Install Interval: 25 Business Days			PNAP Location: BSN

Balances are due Net 30 InterNAP part charges begin when the electric is activated Telco Charges and secondary services will be billed upon delivery			2 Year

THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED ABOVE AND BY THE ATTACHED GENERAL TERMS AND CONDITIONS.

/s/ illegible	10/26/00

Authorized customer signature	date

/s/ illegible	10/26/00

INTERNAP Regional Vice President	date

INTERNAL USE ONLY

account executive:	technical consultant:	customer account specialist:	approval level required:
Maura Moh	Eric Hancostab	Dilaila Maldonado	Regional VP

Sales Order 10000038409	Page 1 of 3

Internap		SALES ORDER # 10000038409

Billing Plan Change

Company Name:	Gomez, Inc.	Customer PO:

Company Address:	610 Lincoln Street Waltham, MA 02451 USA	Billing Address:	610 Lincoln Street Waltham, MA 02451 USA

Technical Contact:	Brian Thomas	Billing Contact:	Accounts Payable

Phone:	781-768-4911	Phone:	781-768-2100

Email:	bthomas@gomez.com	Email:

Fax:		Fax:

						Design &	Design &
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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Sales Order 10000038409	Page 2 of 3
Internap Usage-based Service Pricing per Month:
[**]

Telco Quote
						Design &	Design &
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
TOTAL ESTIMATED TELCO							[**]		[**]
Comments/Special Notes:
Contract Renewal: Effective 10/1/03 — 1 yr.
[**]

Billing Terms	Contract Term

Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall be for One Year from the commencement of Services billing, and the Term shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties at least five (5) business days prior to the date the Telco loop quote(s) expires.
1 Year

Sales Order 10000038409	Page 3 of 3
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

/s/ Brian B. Thomas	10/1/03

authorized customer signature	date

/s/ John P. Holland	10/15/03

authorized INTERNAP signature	date

INTERNAL USE ONLY
account executive:	technical consultant:	customer account specialist:
Colin Keating	Brian Bean	Dilaila Maldonado

Sales Order 10000040835	Page 1 of 2

Internap		SALES ORDER # 10000040835

Add

Company Name:	Gomez, Inc.	Customer PO:

Company Address:	610 Lincoln Street Waltham, MA 02451 USA	Billing Address:	610 Lincoln Street Waltham, MA 02451 USA

Technical Contact:	Brian Thomas	Billing Contact:	Accounts Payable

Phone:	781-768-4911	Phone:	781-768-2100

Email:	bthomas@gomez.com	Email:

Fax:		Fax:

						Design &	Design &
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]							[**]		[**]

Telco Quote
						Design &	Design &
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
TOTAL ESTIMATED TELCO							[**]		[**]
Comments/Special Notes:

Billing Terms	Contract Term

Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties at least five (5) business days prior to the date the Telco loop quote(s) expires.
1 Year

Sales Order 10000040835	Page 1 of 2
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

/s/ Brian B. Thomas	1/27/04

authorized customer signature	date

authorized INTERNAP signature	date

INTERNAL USE ONLY
account executive:	technical consultant:	customer account specialist:
Colin Keating		Dilaila Maldonado

Sales Order 10000067096	Page 1 of 2

Internap		SALES ORDER # 10000067096

Add

Company Name:	Gomez, Inc.	Customer PO:

Company Address:	420 Bedford Street Lexington, MA 02420 USA	Billing Address:	420 Bedford Street Lexington, MA 02420 USA

Technical Contact:	Brian Thomas	Billing Contact:	Accounts Payable

Phone:	781-768-4911	Phone:	781-778-2700

Email:	bthomas@gomez.com	Email:

Fax:		Fax:

						Design &	Design &
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]							[**]		[**]

Telco Quote
						Design &	Design &
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
TOTAL ESTIMATED TELCO							[**]		[**]
Comments/Special Notes:
[**]

Sales Order 10000067096	Page 2 of 2

Billing Terms	Contract Term

Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties at least five (5) business days prior to the date the Telco loop quote(s) expires.
1 Year
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

/s/ Alvin Boynton	11/30/2006

authorized customer signature	date

ALVIN BOYNTON

print name

/s/ D. Maldonado for John Holland	11/30/06

authorized INTERNAP signature	date

INTERNAL USE ONLY

account executive:	technical consultant:	customer account specialist:
Richard Royston	Peyton Collie	Dilaila Maldonado

Sales Order 10000075010	Page 1 of 2

Internap		SALES ORDER # 10000075010

Add

Company Name:	Gomez, Inc.	Customer PO:

Company Address:	420 Bedford Street Lexington, MA 02420 USA	Billing Address:	420 Bedford Street Lexington, MA 02420 USA

Technical Contact:	Dave Steward	Billing Contact:	Accounts Payable

Phone:	781-778-2796	Phone:	781-778-2700

Email:	dsteward@gomez.com	Email:

Fax:		Fax:

						Design &	Design &
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]							[**]		[**]

Telco Quote
						Design &	Design &
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
TOTAL ESTIMATED TELCO							[**]		[**]
Comments/Special Notes:
[**]

Billing Terms	Contract Term

Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties at least five (5) business days prior to the date the Telco loop quote(s) expires.
2 Years

Sales Order 10000075010	Page 2 of 2
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

/s/ illegible	8/10/07

authorized customer signature	date

/s/ Timothy Doane	8/10/07

print name

Timothy Doane VP, Corporate Controller

authorized INTERNAP signature	date

INTERNAL USE ONLY

account executive:	technical consultant:	customer account specialist:
John Holland	Peyton Collie	Dilaila Maldonado

Sales Order 10000079027

Internap		SALES ORDER # 10000079027

Add

Company Name:	Gomez, Inc.	Customer PO:

Company Address:	420 Bedford Street Lexington, MA 02420 USA	Billing Address:	10 Maguire Rd, Bldg 3 Suite 330 Lexington, MA 02421 USA

Technical Contact:	Dave Steward	Billing Contact:	Accounts Payable

Phone:	781-778-2796	Phone:	781-778-2700

Email:	dsteward@gomez.com	Email:

Fax:		Fax:

						Design &	Design and
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Total	Total	Fees	Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]							[**]		[**]

Telco Quote
						Design &	Design and
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
TOTAL ESTIMATED TELCO							[**]		[**]
Comments/Special Notes:
[**]

Billing Terms	Contract Term
Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties a least five (5) business days prior to the date the Telco loop quote(s) expires.
2 Years
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

Sales Order 10000079027

authorized customer signature	date

/s/ Scott Burnett	26 Nov 07

print name

Scott Burnett	26 Nov 07

authorized INTERNAP signature /s/ Laura Thomas on behalf of John Holland	date 11/26/07

INTERNAL USE ONLY

account executive:	technical consultant:	customer account specialist:
Briar Kern	Peyton Collie	Laura Thomas

Internap		SALES ORDER # 10000080153

Service Change

Company Name:	Gomez Inc.	Customer PO:

Company Address:	420 Bedford Street Lexington, MA 02420 USA	Billing Address:	10 Maguire Rd, Bldg 3 Suite 330 Lexington, MA 02421 USA

Technical Contact:	Dave Steward	Billing Contact:	Accounts Payable

Phone:	781-778-2796	Phone:	781-778-2700

Email:	dsteward@gomez.com	Email:

Fax:		Fax:

						Design &	Design &
				Request		Engineering	Engineering	Recurring	Recurring
Item	Qty	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]
[**]							[**]		[**]
Internap Usage-based Service Pricing per Month:
[**]

Usage	Contract Price
[**]	[**]
[**]	[**]
Telco Quote

						Design &	Design &
				Expiration		Engineering	Engineering	Recurring	Recurring
Item	Telco	Activity	Service Description	Date	PNAP	Fees	Total	Fees	Total
[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]	[**]
[**]							[**]		[**]

Sales Order 10000079027
Comments/Special Notes:
               [**]

Sales Order 10000079027

Billing Terms	Contract Term

Payments are due net thirty (30) days from the date of Internap’s invoice.
Billing for Internap or Internap provided third party connectivity services, including all associated fees and charges, commences upon the earlier of (a) delivery of the local loop/Telco connection; or (b) availability of the port circuit at the Internap or connectivity partner service point for Customer Provided Access orders. Billing for Internap colocation or Internap provided partner services including all associated fees and charges commences upon the delivery of the specified products and services.
The Term of this Sales Order shall automatically renew for one-year periods absent contrary written notice provided by either party at least ninety days in advance of renewal.
Sales Order not valid unless signed and dated by both parties at least five (5) business days prior to the date the Telco loop quote(s) expires.
2 Years
THE PARTIES AGREE TO BE BOUND BY THE SALES TERMS STATED HEREIN AND BY THE INTERNAP STANDARD TERMS AND CONDITIONS, INCLUDING ALL ATTACHMENTS THERETO, OF WHICH THIS SALES ORDER IS DEEMED TO BE A PART AND INCORPORATED THEREIN BY REFERENCE. PROVISION OF THE SERVICES HEREUNDER IS SUBJECT TO INTERNAP’S CONTINUING APPROVAL OF CUSTOMER’S CREDIT-WORTHINESS.

authorized customer signature	date

/s/ Scott Burnett	1/3/08

print name

Scott Burnett	1/3/08

/s/ D. Maldonado on behalf of Joe Cimitile	1/7/08

authorized INTERNAP signature	date

INTERNAL USE ONLY
account executive:	technical consultant:	customer account specialist:
Brian Kern	Peyton Collie	Laura Thomas